UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 23, 2012

INSMED INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

9 Deer Park Drive, Monmouth Junction, New Jersey	08852
(Address of Principal Executive Offices)	(Zip Code)

(732) 997-4600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 23, 2012, Insmed Incorporated (the “Company”) issued a press release announcing that it has begun screening patients for its U.S. phase 2 clinical trial, Treatment with ARIKACE to Realize Greater Efficacy Trial (TARGET-NTM), of ARIKACE® (liposomal amikacin for inhalation) in patients with non-tuberculous mycobacterial (NTM) lung disease.

The press release also noted that NTM was an increasingly prevalent infectious disease and, according to a recent company sponsored patient chart study conducted by Clarity Pharma Research, approximately 50,000 patients suffering from NTM lung disease visited physician offices in the U.S. during 2011.  More than half of these patients were treated with antibiotics for NTM.   This reflects a much larger patient population than previous Insmed estimates.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued by Insmed Incorporated dated May 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated
Date: May 23, 2012

	By:	/s/ Kevin P. Tully C.G.A.
	Name:	Kevin P. Tully C.G.A.
	Title:	Executive Vice President &
Chief Financial Officer